UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 6th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1709
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2023

Date of reporting period:  August 31, 2023

Item 1. Reports to Stockholders.

(a)

Geneva SMID Cap Growth Fund

Institutional Class – GCSVX

ANNUAL REPORT
August 31, 2023

GENEVA SMID CAP GROWTH FUND

Dear Shareholders:

Geneva Capital Management LLC (“Geneva”), a U.S. registered investment adviser, is the adviser to the Geneva SMID Cap Growth Fund. For the one year period ended, August 31, 2023, the Geneva SMID Cap Growth Fund returned 7.85% vs 7.56% for the Russell 2500 Growth Index, outperforming by 0.29%.

This year, the growth equity markets have continued to climb a wall of worry with most growth indices posting double-digit gains through June and large caps outperforming, creating a valuation disparity between large and small caps not seen since 2000. Markets started to roll over later in the summer as investors digested stronger than economic data and the Federal Reserve leaned into their “higher for longer” mantra. We have been somewhat sanguine about our market outlook this year as our general thesis is over the long term, market performance will be driven by earnings growth such that if earnings fall, markets follow and vice versa. Companies are contending with persistent inflationary pressures and the lagging effects of increasing interest rates, which gives us pause to support a bullish forecast at these levels. Since the market move year-to-date (YTD) has been primarily driven by multiple expansion, and higher rates and inflation tend to support lower multiples, we are questioning what can drive markets higher from here. It appears the markets are imputing a scenario where the Federal Reserve will come to the rescue through reducing rates and/or maintaining liquidity at elevated levels to stave off a significant market correction. Or perhaps there is confidence that the economy will remain resilient, and the Fed will thread the proverbial needle to navigate a soft landing. While both scenarios are possible, we feel the probability of either occurrence is low. What is more likely in our view is that earnings will be challenged in the forthcoming quarters as inflationary pressures reach the limits of price elasticity, thereby creating margin headwinds for many industries. In addition, tight labor market inflationary pressures continue, and higher interest rates and reduced savings may further pressure the consumer. We remind investors that there’s always things to worry about and reasons to be pessimistic, but it does feel like markets are facing a wall of worry. This is why now more than ever we believe it’s important to invest in high quality companies that have great management teams, conservative balance sheets and high sustainable growth rates.

At the Fund level, both absolute and relative performance were positive, driven by relative outperformance in industrials, consumer discretionary and real estate. Detracting from relative performance during the period were technology, health care and consumer staples. The weakness in technology was meaningful and due to not owning many of the AI (artificial intelligence) related stocks.  At the stock level the top relative contributors were Fair Isaac Corp, Axon Enterprises and Copart. The greatest detractors from relative performance were STAAR Surgical, EPAM Systems and Omnicell.

The performance shown represents past performance. Past performance is no guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible. Small- and Mid- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

The opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

GENEVA SMID CAP GROWTH FUND

The specific securities identified and described do not represent all of the securities purchased, sold, or recommended for the Fund and no assumptions should be made that the securities identified and discussed were or will be profitable. Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Current and future holdings are subject to risk. Please see the Schedule of Investments in this report for a full list of holdings.

The Russell 2500TM Growth Index measures the performance of the SMID-Cap Growth segment of the U.S. equity universe. It includes those Russell 2500TM Growth companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and one cannot invest directly in it.

Must be preceded or accompanied by the Fund’s current prospectus.

The Geneva SMID Cap Growth Fund is distributed by Quasar Distributors, LLC

GENEVA SMID CAP GROWTH FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of August 31, 2023

	One Year	Since Inception(1)
Geneva SMID Cap Growth Fund	7.85%	-7.73%
Russell 2500 Growth Index(2)	7.56%	-11.38%

(1)	Inception date of the Fund was September 3, 2021.
(2)
The Russell 2500TM Growth Index measures the performance of the SMID-Cap Growth segment of the U.S. equity universe. It includes those Russell 2500TM Growth companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and one cannot invest directly in it.

The performance data quoted represents past performance and does not guarantee future results. Current Performance may be lower or higher. Investment return and principal value of the Fund will fluctuate, and shares may be worth more or less than their original cost when redeemed. For performance current to most recent month end, please call 1-855-213-2973. As of the current prospectus dated December 29, 2022, the Fund’s gross expense ratio is 15.13%. The adviser has contractually agreed to reduce management fees and reimburse operating expenses until December 29, 2025, so that expenses do not exceed 0.85% of average daily net assets.

GENEVA SMID CAP GROWTH FUND

Expense Example (Unaudited)
August 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(8/31/2023)	(3/1/2023)	(8/31/2023)	(3/1/2023 to 8/31/2023)
Institutional Class
Actual(2)	0.85%	$1,000.00	$1,048.00	$4.39
Hypothetical
(5% annual return before expenses)	0.85%	$1,000.00	$1,020.92	$4.33

(1)	Expense are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from March 1, 2023 through August 31, 2023, of 4.80% for the Institutional Class.

GENEVA SMID CAP GROWTH FUND

Allocation of Portfolio(1) (Unaudited)
As of August 31, 2023
(% of Net Assets)

Top 10 Equity Holdings(1) (Unaudited)
As of August 31, 2023
(% of Net Assets)

Copart, Inc.	5.49%
Fair Isaac Corp.	5.38%
Axon Enterprise, Inc.	4.34%
Exponent, Inc.	4.13%
AAON, Inc.	4.06%
ExlService Holdings, Inc.	3.83%
CoStar Group, Inc.	3.79%
Pool Corp.	3.59%
RBC Bearings, Inc.	3.40%
Balchem Corp.	3.30%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

GENEVA SMID CAP GROWTH FUND

Schedule of Investments
August 31, 2023

	Shares	Value
Common Stocks – 96.15%

Apparel Retailers – 2.01%
Burlington Stores, Inc. (a)	254	$41,214

Building Climate Control – 7.30%
AAON, Inc.	1,321	83,302
Watsco, Inc.	182	66,348
		149,650
Building Materials Other – 2.29%
Trex Co., Inc. (a)	659	47,033

Building, Roofing/Wallboard and Plumbing – 2.74%
Advanced Drainage Systems, Inc.	438	56,134

Computer Services – 1.82%
EPAM Systems, Inc. (a)	144	37,295

Consumer Services Miscellaneous – 5.49%
Copart, Inc. (a)	2,512	112,613

Defense – 4.34%
Axon Enterprise, Inc. (a)	418	88,996

Diversified Retailers – 2.20%
Ollie’s Bargain Outlet Holdings, Inc. (a)	585	45,092

Electronic Equipment Gauges and Meters – 2.37%
Keysight Technologies, Inc. (a)	365	48,655

Engineering and Contracting Services – 4.12%
Exponent, Inc.	941	84,558

Food Products – 2.08%
J & J Snack Foods Corp.	263	42,640

Health Care Services – 1.30%
Omnicell, Inc. (a)	468	26,610

The accompanying notes are an integral part of these financial statements.

GENEVA SMID CAP GROWTH FUND

Schedule of Investments – Continued
August 31, 2023

	Shares	Value
Insurance Brokers – 2.28%
Ryan Specialty Holdings, Inc. (a)	957	$46,654

Investment Services – 1.62%
MarketAxess Holdings, Inc.	138	33,248

Medical Equipment – 5.16%
Globus Medical, Inc. (a)	487	26,347
Repligen Corp. (a)	339	58,955
STAAR Surgical Co. (a)	475	20,596
		105,898
Medical Services – 1.05%
Certara, Inc. (a)	1,338	21,622

Medical Supplies – 2.63%
Bio-Techne Corp.	688	53,939

Metal Fabricating – 3.40%
RBC Bearings, Inc. (a)	302	69,623

Nondurable Household Products – 2.61%
Church & Dwight Co., Inc.	554	53,611

Professional Business Support Services – 9.21%
ExlService Holdings, Inc. (a)	2,685	78,483
Fair Isaac Corp. (a)	122	110,359
		188,842
Property and Casualty Insurance – 2.78%
Kinsale Capital Group, Inc.	143	57,004

Real Estate Services – 3.79%
CoStar Group, Inc. (a)	947	77,645

Recreational Products – 5.32%
Fox Factory Holding Corp. (a)	321	35,570
Pool Corp.	201	73,486
		109,056

The accompanying notes are an integral part of these financial statements.

GENEVA SMID CAP GROWTH FUND

Schedule of Investments – Continued
August 31, 2023

	Shares	Value
Semiconductor – 3.23%
Monolithic Power Systems, Inc.	127	$66,194

Software – 9.84%
Alarm.com Holdings, Inc. (a)	716	41,936
Descartes Systems Group, Inc. (a)(b)	542	40,628
Paycom Software, Inc.	188	55,430
Tyler Technologies, Inc. (a)	160	63,749
		201,743
Specialty Chemicals – 3.30%
Balchem Corp.	481	67,581

Transaction Processing Services – 1.87%
I3 Verticals, Inc. (a)	1,617	38,242
Total Common Stocks
(Cost $2,026,120)		1,971,392

CONTINGENT VALUE RIGHTS – 0.01%
Abiomed – J&J (a)(c)	169	175
Total Contingent Value Rights
(Cost $–)		175

MONEY MARKET FUND – 5.36%
First American Government Obligations Fund, Class X, 5.25% (d)	109,857	109,857
Total Money Market Fund
(Cost $109,857)		109,857

Total Investments
(Cost $2,135,977) – 101.52%		2,081,424
Liabilities in Excess of Other Assets – (1.52)%		(31,197)
Total Net Assets – 100.00%		$2,050,227

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Level three securities whose value was determined using significant unobservable inputs.
(d)	The rate quoted is the annualized seven-day effective yield as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

GENEVA SMID CAP GROWTH FUND

Statement of Assets and Liabilities
August 31, 2023

ASSETS:
Investments, at value (Cost $2,135,977)	$2,081,424
Receivable from Adviser	22,907
Dividends and interest receivable	838
Prepaid expenses and other assets	1,968
Total assets	2,107,137

LIABILITIES:
Payable for audit fees	18,001
Payable for fund administration and fund accounting fees	17,641
Payable for legal fees	7,247
Payable for transfer agent fees and expenses	5,833
Payable for compliance fees	2,707
Payable for custodian fees	1,237
Accrued expenses and other liabilities	4,244
Total liabilities	56,910

NET ASSETS	$2,050,227

NET ASSETS CONSIST OF:
Paid-in capital	$2,224,368
Total accumulated loss	(174,141)
Total net assets	$2,050,227

Institutional Class
Shares
Net assets	$2,050,227
Shares issued and outstanding(1)	240,668
Net asset value, offering and redemption price per share	$8.52

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

GENEVA SMID CAP GROWTH FUND

Statement of Operations
For the Year Ended August 31, 2023

INVESTMENT INCOME:
Dividend income	$7,406
Interest	3,623
Total investment income	11,029

EXPENSES:
Fund administration and accounting fees (See Note 3)	106,752
Transfer agent fees (See Note 3)	35,217
Legal fees	28,653
Audit fees	18,002
Compliance fees (See Note 3)	16,246
Investment advisory fees (See Note 3)	15,086
Trustees’ fees (See Note 3)	12,991
Custodian fees (See Note 3)	6,375
Federal and state registration fees	4,170
Reports to shareholders	3,470
Other	6,692
Total expense before reimbursement	253,654
Less: Expense reimbursement by Adviser (See note 3)	(237,625)
Net expenses	16,029
NET INVESTMENT LOSS	(5,000)

REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS:
Net realized loss on investments	(75,005)
Net change in unrealized appreciation on investments	227,880
Net realized and change in unrealized gain on investments	152,875
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$147,875

The accompanying notes are an integral part of these financial statements.

GENEVA SMID CAP GROWTH FUND

Statements of Changes in Net Assets

		For the
	Year Ended	Period Ended
	August 31, 2023	August 31, 2022(1)
OPERATIONS:
Net investment loss	$(5,000)	$(6,497)
Net realized loss on investments	(75,005)	(41,236)
Change in unrealized appreciation (depreciation) on investments	227,880	(282,433)
Net increase (decrease) in net assets resulting from operations	147,875	(330,166)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	104,245	2,128,273

NET INCREASE IN NET ASSETS	252,120	1,798,107

NET ASSETS:
Beginning of year	1,798,107	—
End of year	$2,050,227	$1,798,107

(1)	Inception date of the Fund was September 3, 2021.
(2)	A summary of capital shares is as follows:

	Year Ended		For the Period Ended
	August 31, 2023		August 31, 2022(1)
SHARE TRANSACTIONS:
Institutional Class	Shares	Amount	Shares	Amount
Issued	13,053	$104,935	227,709	$2,128,363
Redeemed	(85)	(690)	(9)	(90)
Net increase in shares outstanding	12,968	$104,245	227,700	$2,128,273

The accompanying notes are an integral part of these financial statements.

GENEVA SMID CAP GROWTH FUND

Financial Highlights

		For the
	Year Ended	Period Ended
	August 31, 2023	August 31, 2022(1)
Institutional Class

PER SHARE DATA:
Net asset value, beginning of year	$7.90	$10.00

INVESTMENT OPERATIONS:
Net investment loss(2)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.64	(2.06)
Total from investment operations	0.62	(2.10)
Net asset value, end of year	$8.52	$7.90

TOTAL RETURN(3)	7.85%	-21.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,050	$1,798
Ratio of gross expenses to average net assets:
Before expense reimbursement(4)	13.45%	15.13%
After expense reimbursement(4)	0.85%	0.85%
Ratio of net investment income to average net assets	(0.27)%	(0.43)%
Portfolio turnover rate(3)(5)	17%	14%

(1)	Inception date of the Fund was September 3, 2021.
(2)	Calculated based on average shares outstanding during the year.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

GENEVA SMID CAP GROWTH FUND

Notes to the Financial Statements
August 31, 2023

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) is a Delaware statutory trust organized on July 27, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Geneva SMID Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser is Geneva Capital Management LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”).

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund commenced operations on September 3, 2021. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Investor Class and Institutional Class, for which there is no front-end sales load. Investor Class shares are subject to an annual Rule 12b-1 distribution fee of 0.25% and a shareholder servicing fee of 0.15% . Institutional Class shares are not subject to a Rule 12b-1 distribution fee or a shareholder servicing fee. As of August 31, 2023, Investor Class shares are not available for purchase.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non- exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy. In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business

GENEVA SMID CAP GROWTH FUND

Notes to the Financial Statements – Continued
August 31, 2023

day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

GENEVA SMID CAP GROWTH FUND

Notes to the Financial Statements – Continued
August 31, 2023

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of August 31, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$1,971,392	$—	$—	$1,971,392
Money Market Fund	109,857	—	—	109,857
Contingent Value Rights	—	—	175	175
	$2,081,249	$—	$175	$2,081,424

(1)	Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
in Securities
Balance as of 8/31/2022	$—
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	175
Balance as of 8/31/2023	$175
Net change in unrealized appreciation of Level 3 assets as of August 31, 2023	$175

The Fund received contingent value rights, which are valued as a Level 3 security, as a result of their ownership of Abiomed, Inc. common stock. This Level 3 investment is deemed to be immaterial and does not require disclosure of valuation techniques and inputs used. Level 3 investments totaled 0.01% of the Fund’s net assets.

B. Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and

GENEVA SMID CAP GROWTH FUND

Notes to the Financial Statements – Continued
August 31, 2023

traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards, and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

C. Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short- term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

D. Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

E. Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts using the effective interest method.

F. Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets of Investor Class shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

G. Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

H. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

GENEVA SMID CAP GROWTH FUND

Notes to the Financial Statements – Continued
August 31, 2023

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding Rule 12b-1 fees and shareholder servicing fees – Investor Class (see Note 5), acquired fund fees and expenses, redemption fees, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark- downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.85% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
September 2024 – August 2025	$216,490
September 2025 – August 2026	237,625

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended August 31, 2023, are disclosed in the Statement of Operations.

Quasar Distributors, LLC, is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

GENEVA SMID CAP GROWTH FUND

Notes to the Financial Statements – Continued
August 31, 2023

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended August 31, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax period since the commencement of operations.

As of August 31, 2023, the components of distributable earnings on a tax basis were:

Tax cost of investments*	$2,149,391
Gross unrealized appreciation	$253,408
Gross unrealized depreciation	(321,375)
Net unrealized depreciation	(67,967)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Other accumulated loss	(106,174)
Total accumulated loss	$(174,141)

*	Represents cost for federal income tax purposes and differs from cost for financial reporting purposes due to wash sales.

As of August 31, 2023, the Fund had $54,502 in short-term capital loss carryovers and $48,325 in long-term capital loss carryovers which will be permitted to carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. For the taxable year ended August 31, 2023, the Fund had $3,347 of deferred qualified late year losses. Qualified late year losses are certain ordinary losses which occur during the portion of the Fund’s taxable year subsequent to December 31.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended August 31, 2023, the following table shows the reclassifications made:

Accumulated Loss	Paid-in Capital
$5,839	$(5,839)

There were no distributions made by the Fund during the years ended August 31, 2023 and August 31, 2022.

GENEVA SMID CAP GROWTH FUND

Notes to the Financial Statements – Continued
August 31, 2023

5.  DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. As of August 31, 2023, Investor Class shares were not available for purchase.

In addition, pursuant to a Shareholder Service Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Fund, the Advisor is authorized to engage financial institutions, securities dealers, and other industry professionals (“Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.15% of the average daily net asset value of the Investor Class of the Fund’s shares. As of August 31, 2023, Investor Class shares were not available for purchase.

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be effected, and other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem Fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem Fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

Distribution and shareholder servicing fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 0.85% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended August 31, 2023, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	385,972	303,909

GENEVA SMID CAP GROWTH FUND

Notes to the Financial Statements – Continued
August 31, 2023

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2023, one affiliated person of the Adviser owned 35% of the outstanding shares of the Fund.

8.  OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and there were no additional subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

GENEVA SMID CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Geneva SMID Cap Growth Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Geneva SMID Cap Growth Fund (the “Fund”), a series of Series Portfolios Trust, as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets, the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in net assets, and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 27, 2023

GENEVA SMID CAP GROWTH FUND

Board Approval of Investment Advisory Agreement (Unaudited)
August 31, 2023

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At a meeting held on July 26-27, 2023 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Geneva SMID Cap Growth Fund (the “Fund”), and Geneva Capital Management LLC (“Geneva”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Geneva to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Geneva provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Geneva included materials describing, among other matters: (I) the nature, extent, and quality of the services provided by Geneva, including Geneva’s portfolio managers and other personnel, and the investment practices and techniques used by Geneva in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Geneva and the Fund’s total operating expenses compared with those of a peer group of mutual funds; (iv) the financial condition of Geneva; (v) the costs of the services provided and Geneva’s profitability with respect to managing the Fund; (vi) the extent to which any economies of scale realized by Geneva in connection with its services to the Fund are shared with Fund shareholders; and (vii) other ancillary or “fall-out” benefits Geneva and/or its affiliates, if any, may receive based on Geneva’s relationship with the Fund. In addition to the Meeting, the Board met on June 21, 2023, with Fund Services and counsel to the Independent Trustees to discuss the materials that had been furnished by Geneva in response to the information requests. The Board also considered information furnished to the Board at its meetings periodically over the course of the year. At these meetings, representatives of Geneva furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Geneva, Geneva’s personnel and business operations, marketing and distribution activity for the Fund, and compliance and operational matters related to the Fund and Geneva. The Board also considered the presentation by representatives of Geneva received at the Meeting.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge and experience gained over time through previous interactions with Geneva in overseeing the Fund. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Geneva, Fund Services and the Interested Trustee on several occasions. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in approving the continuation of the Advisory Agreement.

GENEVA SMID CAP GROWTH FUND

Board Approval of Investment Advisory Agreement (Unaudited) – Continued
August 31, 2023

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Geneva under the Advisory Agreement. The Board received and considered information regarding, among other things, the qualifications, background, tenure and responsibilities of the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Fund. The Board also received and considered included information about Geneva’s investment process and investment strategy for the Fund, Geneva’s approach to security selection, Geneva’s investment research capabilities and resources, and the overall positioning of the Fund’s portfolio. The Board also considered Geneva’s trade execution capabilities and experience. The Board noted that Geneva had been managing the Fund’s portfolio since its inception.

The Board evaluated the ability of Geneva, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals to service the Fund. The Board further considered Geneva’s compliance program and its compliance record since the inception of the Fund including past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of Geneva’s compliance program. The Board also considered the entrepreneurial and other risks assumed by Geneva in connection with the services provided to the Fund.

Based on these considerations, the Board concluded, within the context of its full deliberations, that Geneva is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance. In this regard, the Board reviewed the performance of the Fund as of June 30, 2023, as compared to its benchmark index, the Russell 2500 Growth Index, noting the Fund outperformed the index for the one-year and since-inception periods, but underperformed the index for the year-to-date period. Additionally, the Board considered the Fund’s investment performance as compared to an appropriate universe of peer funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on Morningstar fund classifications (the “Performance Universe”). The Trustees considered that the performance data provided by Broadridge included, among other things, performance comparisons for the one-year period ended April 30, 2023. The Trustees noted that the Fund’s Institutional Class shares outperformed the Performance Universe median and average for the period reviewed. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating the Fund’s performance, the Board recognized the limitations of such data, including that notable differences may exist between the Fund and its peers. Additionally, at the Board’s request, Geneva identified the funds it considered to be the Fund’s top competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The Board also considered that, in connection with its meetings held during the course of the prior year, the Board received and considered reports regarding the Fund’s performance over various time periods and Geneva’s analysis of the Fund’s performance for these time periods.

The Board noted the Fund had limited operating history that prevented consideration of performance over the longer term. The Board further noted it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

GENEVA SMID CAP GROWTH FUND

Board Approval of Investment Advisory Agreement (Unaudited) – Continued
August 31, 2023

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Geneva for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of an appropriate group of peer funds (the “Expense Group”), as determined by Broadridge, based on Morningstar fund classifications. The Board noted that the Management Fee Rate was lower than the Expense Group average and equal to the Expense Group median.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Geneva to other types of clients. The Board considered the fee comparisons in view of any differences between Geneva’s services to the Fund and the services it provides to these other types of clients.

The Board received and considered information regarding the Fund’s net operating expense ratio and its various components, including management fees, administrative fees, custodian and other non-management fees, as well as the Fund’s fee waiver and expense reimbursement arrangements. The Board noted that Geneva had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). The Board considered the net operating expense ratio in comparison to the average and median of the Expense Group. The Board noted the Fund’s net expense ratio was lower than the Expense Group average and median.

The Board received a description of the methodology and screening criteria used by Broadridge to determine the registered funds and share classes in the Expense Group. While the Board recognized that comparisons between the Fund and Expense Group may be imprecise, the comparative, independently selected information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s Management Fee Rate and net expense ratio. Additionally, the Board received and considered information comparing the Fund’s Management Fee Rate and net expense ratio to the Fund’s Selected Peer Group.

Based on these considerations, the Board concluded that the Management Fee Rate was reasonable in light of the services covered by the Advisory Agreement and that the expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on Geneva’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2023. The Board noted that Geneva has subsidized the Fund’s operations since inception pursuant to the Expense Limitation Agreement and has not fully recouped those subsidies. The Board further observed that Geneva had not made a profit from its advisory relationship with the Fund for the twelve months ended March 31, 2023. The Board received and considered a description of the expense allocation methodology used by Geneva in calculating profitability in connection with the continuation of the Advisory Agreement. The Board also considered Geneva’s financial resources and information regarding Geneva’s commitment with respect to the Fund and its ability to support its management of the Fund and obligations under the Advisory Agreement.

GENEVA SMID CAP GROWTH FUND

Board Approval of Investment Advisory Agreement (Unaudited) – Continued
August 31, 2023

With respect to economies of scale, the Board reviewed the Fund’s operating history and noted that the Fund had experienced growth since it commenced operations. The Board then considered information regarding whether and the extent to which economies of scale may be realized as the Fund’s assets grow and whether the Fund’s fee structure reflects these economies of scale for the benefit of shareholders. The Board considered that the Expense Limitation Agreement limits costs to shareholders and provides a means of sharing potential economies of scale with the Fund’s shareholders. The Board noted that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of implementing management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Advisory Agreement.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to Geneva and/or its affiliates, if any, as a result of Geneva’s relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, the Board considered that Geneva confirmed it had not benefited firm-wide from research credits generated by Fund portfolio transactions since the Fund’s inception. Ancillary benefits could also include benefits potentially derived from an increase in Geneva’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Geneva, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that ancillary benefits received by Geneva and/or its affiliates, if any, were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on its deliberations and its evaluation of the information and factors described above, among others, the Board unanimously approved the Advisory Agreement for an additional one-year term.

GENEVA SMID CAP GROWTH FUND

Additional Information (Unaudited)
August 31, 2023

TRUSTEES AND EXECUTIVE OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Retired	1	Independent
(born 1961)		Since			Trustee, Listed
		September			Funds Trust
		2015.			(52 portfolios)
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee, F/m
		September			Funds Trust
		2015.			(4 portfolios)
(Since May
2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September	Joint Staff Pension Fund
		2015.	(2009 – 2017).
Interested Trustee
Elaine E. Richards(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1968)	Trustee	Since	U.S. Bank Global Fund
		July	Services (since 2007).
2021.

Officers of the Trust

Ryan L. Roell	President	Indefinite Term;	Vice President,	Not	Not
(born 1973)	and Principal	Since	U.S. Bank Global Fund	Applicable	Applicable
	Executive	July	Services (since 2005).
	Officer	2019.

Cullen O. Small	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer	January	Services (since 2010).
	and Principal	2019.
Financial
Officer

GENEVA SMID CAP GROWTH FUND

Additional Information (Unaudited) – Continued
August 31, 2023

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bank Global Fund
	Compliance	2019.	Services (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President, U.S. Bank	Not	Not
(born 1981)		Since	Global Fund Services	Applicable	Applicable
		June	(since 2012).
2019.

Richard E. Grange	Assistant	Indefinite Term;	Officer, U.S. Bank Global	Not	Not
(born 1982)	Treasurer	Since	Fund Services (since 2017).	Applicable	Applicable
October
2022.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of the date of August 31, 2023, the Trust was comprised of 18 portfolios (including the Fund) managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richards, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

GENEVA SMID CAP GROWTH FUND

Additional Information (Unaudited) – Continued
August 31, 2023

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-855-213-2973.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-213-2973. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-855-213-2973, or (2) on the SEC’s website at www.sec.gov.

GENEVA SMID CAP GROWTH FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and/or
• Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic, and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Geneva Capital Management LLC
411 East Wisconsin Avenue, Suite 2320
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-213-2973.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended August 31, 2022 and August 31, 2023, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the past year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2023	FYE 8/31/2022
(a) Audit Fees	$14,500	$14,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$3,500	$3,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2023	FYE 8/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2023	FYE 8/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h)
The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)	Not applicable.

(j)   Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized, and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)                       /s/ Ryan L. Roell
Ryan L. Roell, President

Date      11/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                       /s/ Ryan L. Roell
Ryan L. Roell, President

Date      11/7/2023

By (Signature and Title)                       /s/ Cullen O. Small
Cullen O. Small, Treasurer

Date      11/7/2023